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'                                                                 EXHIBIT 10.8.1


                      AMENDMENT ONE TO AMENDED AND RESTATED
                              MANAGEMENT AGREEMENT

      This AMENDMENT ONE TO AMENDED AND RESTATED MANAGEMENT AGREEMENT ("Amendment") is made as of July 1, 2000 by and between Irvine Apartment Communities, L.P., a Delaware limited partnership ("Owner") and Irvine Apartment Management Company, a California general partnership ("Manager").

                                    RECITALS

      A. Owner and Manager entered into the Amended and Restated Management Agreement dated as of January 1, 2000 (the "Management Agreement") to provide for the leasing, management and operation of the Projects (as defined therein) by Manager for the benefit of Owner.

      B. Owner and Manager have agreed to change the Management Fee and therefore wish to amend the Management Agreement.

                                    AGREEMENT

      NOW, THEREFORE, Owner and Manager hereby amend the Management Agreement as follows:

      1. Article 10.1, Management Fee, is hereby deleted in its entirety and the following is substituted therefore:

      "As compensation for the performance of its obligations hereunder, Manager shall be paid a monthly management fee ("MANAGEMENT FEE") equal to (i) Twenty-nine Dollars ($29) multiplied by the number of "DESIGNATED UNITS" (as defined below) subject to this Agreement during the applicable calendar month in the period commencing July 1, 2000 and ending December 31, 2000 and (ii) Twenty-eight Dollars ($28) multiplied by the number of Designated Units subject to this Agreement during the applicable calendar month in the period commencing January 1, 2001, plus a "PRO RATA AMOUNT" (as defined below) for each Designated Unit that is subject to this Agreement during a portion of such calendar month. As used herein: (a) the tern "DESIGNATED UNITS" means the units in the Projects listed on EXHIBIT A, as Exhibit A may be amended from time to time by Owner's delivery of written notice to Manager specifying additional units that will be subject to this agreement, such notice to be delivered no later than fifteen (15) business days prior to the date (as specified in Owner's notice) on which the Manager is to begin management of such units and (b) the term "PRO RATA AMOUNT" means the Management Fee then in effect multiplied by a fraction, the denominator of which is the total number of days in the applicable month and the numerator of which is the number of days in any partial month that the applicable Designated Unit was subject to this Agreement."

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      2. All other terms and provisions of the Management Agreement shall remain unchanged and in full force and effect.

      IN WITNESS WHEREOF, Owner and Manager have executed this Amendment as of the day first above written.

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
MANAGER:                                            OWNER:

IRVINE APARTMENT MANAGEMENT COMPANY,                IRVINE APARTMENT COMMUNITIES,
a California general partnership                    L.P., a Delaware limited partnership

By: APARTMENT MANAGEMENT COMPANY, LLC,              By: Irvine Apartment Communities LLC, a
    a Delaware limited liability company,               Delaware limited liability company, its
    its general partner                                 general partner

    By:  IRVINE APARTMENT COMMUNITIES, L.P.,            By: /s/ DAVID PATTY
         a Delaware limited partnership,                    ----------------------------------------
         its sole member                                    David Patty
                                                            Executive Vice President

    By: Irvine Apartment Communities
        LLC, a Delaware limited liability               By: /s/ DANIEL C. HEDIGAN
        company, its general partner                        ----------------------------------------
                                                            Daniel C. Hedigan
                                                            Assistant Secretary

    By: /s/ CLARENCE BARKER
        ----------------------------------------
        Clarence Barker
        President & COO

    By: /s/ MAX GARDNER
        ----------------------------------------
        Max Gardner
        Executive Vice President

By: WESTERN NATIONAL SECURITIES,
    d/b/a WESTERN NATIONAL
    PROPERTY MANAGEMENT, a
    California corporation, its general partner

By: /s/ MICHAEL HAYDE
    --------------------------------------------
    Michael Hayde
    Chief Executive Officer
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